SUBSTITUTE TRANCHE B LOAN

                                SUBORDINATED NOTE

$35,000,000                          Venetian Casino Resort, LLC
                                     3355 Las Vegas Boulevard South
                                     Room 1C
                                     Las Vegas, Nevada 89109

                                                   and

                                     Grand Canal Shops Mall
                                     Construction, LLC
                                     3355 Las Vegas Boulevard South
                                     Room 1G
                                     Las Vegas, Nevada 89109

                                     November 14, 1997

            FOR VALUE RECEIVED, Venetian Casino Resort, LLC, a Nevada limited liability company, ("Venetian") and Grand Canal Shops Mall Construction, LLC, a Delaware limited liability company (the "Mall Construction Subsidiary" and, together with Venetian, the "Makers"), hereby promise to pay to the order of Sheldon G. Adelson (the "Holder"), his successors, assigns, heirs or legal representatives, at the offices of the Holder c/o Las Vegas Sands, Inc. 3355 Las Vegas Boulevard South, Room 1A, Las Vegas, NV 89109, or at such other place as the holder of this Note shall specify, on November 16, 2005 (or on such later date as the parties shall mutually agree), in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts, the lesser of (1) Thirty-Five Million Dollars ($35,000,000) and (ii) the aggregate unpaid principal amount of all loans and advances (each an "Advance") made or deemed made by Holder to or on behalf of the Makers as provided in
Section 2 of this Note and set forth on Schedule I hereto in accordance with
Section 4 hereof, plus in each case, all interest capitalized and added to the outstanding principal amount of this Note.

            The Makers promise to pay interest on the outstanding principal amount of this Note in accordance with Section 3 of this Note.

            1. Definitions. Except as provided herein below, capitalized terms used herein shall have the meanings ascribed to such terms in the Indenture, dated as of November 14, 1997 (as amended, supplemented or restated, the "Subordinated Note Indenture"), by and among Venetian, Las Vegas Sands, Inc. ("LVSI"), certain guarantors named therein and First Union National Bank, as trustee (including any successor trustees, the "Subordinated Note Trustee") whether or not such Indenture is still in effect. The terms defined in this
Section 1 shall have the following meanings for all purposes in this Note:

                  1.1 "Adelson Intercreditor Agreement" means that certain Intercreditor Agreement, dated as of November 14, 1997, by and among the Bank Agent, the Mortgage Note Trustee, the Subordinated Note Trustee, the Mall Construction Lender, Venetian, LVSI, the Mall Construction Subsidiary and Sheldon G. Adelson, as amended from time to time in accordance with its terms.

                  1.2 "Advance" shall have the meaning ascribed to such term in the first paragraph of this Note.

                  1.3 "Advance Date" means any date upon which funds are withdrawn from the Restricted Investment Account or advanced by the Holder in order to fund the Guaranteed Obligations.

                  1.4 "Adjustable Rate" means the sum of (i) the Current Index plus (ii) the Margin.

                  1.5 "Bank Credit Facility" means that certain Credit Agreement, dated as of November 14, 1997, among LVSI and Venetian, as borrowers, the lenders from time to time party thereto (the "Bank Lenders"), Goldman Sachs Credit Partners L.P., as arranger and syndication agent, and The Bank of Nova Scotia, as administrative agent, as amended from time to time in accordance with its terms, and any extension, refinancing, renewal, replacement, substitution or refunding thereof, together with all related documents.

                  1.6 "Borrower" means, collectively, LVSI, Venetian and Mall Construction Subsidiary.

                  1.7 "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Nevada or is a day on which banking institutions in the State of Nevada are authorized or required by law or other governmental action to close.

                  1.8 "Capitalized Interest Date" shall have the meaning ascribed to such term in Section 3.2 of this Note.

                  1.9 "Current Index" means the Index determined as of the immediately preceding Rate Adjustment Date.

                  1.10 "Disbursement Agreement" shall have the meaning ascribed to such term in the Senior Subordinated Note Indenture.

                  1.11 "Designated Senior Debt" shall have the meaning ascribed to such term in the Senior Subordinated Note Indenture.

                  1.12 "Event of Default" means an Event of Default under Subordinated Note Indenture.

                  1.13 "Facilities Agreements" means, collectively, the Bank Credit Facility, the Mall Construction Loan Facility, the Mortgage Note Indenture, and the Subordinated Notes Indenture.

                  1.14 "Guaranteed Obligations" shall have the meaning ascribed to such term in the Guaranty.

                  1.15 "Guaranty" means that certain Guaranty, dated as of November 14, 1997, made by Holder in favor of the Mall Construction Lender, as amended from time to time in accordance with its terms.

                  1.16 "Index" means the London interbank offered rates ("LIBOR") for a term of 30 days as published in Wall Street Journal on the second Business Day immediately preceding the Rate Adjustment Date.

                  1.17 "Makers" shall have the meaning set forth in the first paragraph of this Note.

                  1.18 "Mall Construction Lender" means GMAC Commercial Mortgage Corporation.

                  1.19 "Mall Construction Loan Facility" means that certain Credit Agreement, dated as of November 14, 1997, between the Company and the Mall Construction Lender, as amended from time to time in accordance with its terms, and any extension, refinancing, renewal, replacement, substitution or refunding thereof, together with all related documents.

                  1.20 "Margin" means 275 basis points which is the equivalent of 2.75%.

                  1.21 "Mortgage Note Indenture" means that certain Indenture, dated as of November 14, 1997, by and among Venetian, LVSI, the Mortgage Note Guarantors and the Mortgage Note Trustee, as amended from time to time in accordance with its terms.

                  1.22 "Mortgage Note Trustee" means First Trust National Association, in its capacity as trustee under the Mortgage Note Indenture, and any successor trustee under such Mortgage Note Indenture.

                  1.23  "Permitted Assignee" shall have the meaning set forth in
Section 12.2 of this Note.

                  1.24 "Project" shall have the meaning ascribed to such term in the Mall Construction Loan Facility.

                  1.25 "Restricted Investment Account" means the collateral account established pursuant to that certain Third Party Account Agreement, dated as of November 14, 1997, among the Holder, as Pledgor, The Bank of Nova Scotia, as Financial Intermediary, and the Mall Construction Lender.

                  1.26 "Rate Adjustment Date" means the first day of each calendar month.

                  1.27 "Sale and Contribution Agreement" means that certain Sale and Contribution Agreement, dated November 14, 1997, among Venetian, Grand Canal Shops Mall, LLC (the "Mall Subsidiary") and Mall Construction Subsidiary.

                  1.28 "Senior Debt" shall have the meaning ascribed to such term in the Senior Subordinated Note Indenture.

                  1.29 "Subordinated Note Indenture Covenants" shall have the meaning set forth in Section 6 of this Note.

                  1.30 "Tranche B Take-out Loan" shall mean the loan to be made by the Holder to the Mall Subsidiary in order to fund, in part, the Mall Subsidiaries obligations under the Sale and Contribution Agreement.

                  1.31 "Venetian" shall have the meaning set forth in the first paragraph of this Note.

            The provisions of this Section 1 to the contrary notwithstanding, to the extent any term defined in this Note by cross reference to the Subordinated
Note Indenture or the Guaranty is amended, such term shall be deemed likewise amended herein. Such terms shall continue to have the meanings set forth in the Subordinated Note Indenture whether or not the Subordinated Note Indenture remains in effect.

            2. The Note. The Makers hereby acknowledge that the Holder has entered into the Guaranty in order to induce the Mall Construction Lender to enter into the Mall Construction Loan Facility, pursuant to which the Mall Construction Lender shall make available to the Makers and certain of their affiliates funds to construct and develop the Project. The Makers and the Holder hereby agree that any payments made by the Holder in respect of the Guaranteed Obligations, whether by the Holder directly or from the Restricted Investment Account, shall be deemed advances by the Holder under this Note for the benefit of the Makers. The obligations of the Makers arising under this Note may be assigned to and assumed by Mall Subsidiary in connection with the transactions contemplated by the Sale and Contribution Agreement.

            3.    Interest.

                  3.1 Interest on the outstanding principal amount, if any, of each Advance shall accrue from and after the Advance Date with respect to such Advance at a rate equal to the Adjustable Rate until each such Advance is paid in full; provided, that, upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Advances and, to the extent permitted by applicable law, any interest payments thereon not paid when due, and any other amounts due and owing under this Note, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) at a rate that is 100 basis points per annum in excess of the interest rate that otherwise is payable under this Note with respect to Advances.

                  3.2 On each May 15 and November 15 (each such date shall be referred to herein as a "Capitalized Interest Date") until maturity of this Note (whether at stated maturity, by acceleration or otherwise), the aggregate amount of interest accrued on the outstanding principal balance of each Advance through and including such Capitalized Interest Date shall be added to the outstanding principal amount of such Advance on such Capitalized Interest Date. Except as permitted by the Adelson Intercreditor Agreement, no cash interest payments shall be payable prior to the maturity of this Note. Subject to the restrictions in Section 8 hereof and in the Adelson Intercreditor Agreements, all accrued and unpaid interest shall be payable in cash upon maturity of this Note (whether at stated maturity, by acceleration or otherwise), and from time to time thereafter upon demand of the Holder until this Note is paid in full.

            4. At the time of the making of each Advance, if any, the Holder shall make a notation on Schedule I of this Note, specifying the date and the amount of such Advance; provided, however, that a failure to make a notation with respect to any Advance shall not limit or otherwise affect the obligation of the Makers hereunder and recognition of payment of principal or interest on this Note shall not be affected by the failure to make a notation on said
Schedule I. If necessary to evidence an extension of the payment date or any other change in the provisions of this Note agreed to in writing by the Maker and the Holder, the Makers shall furnish a new note in substitution for this Note. The first notation made by the Holder on the advance schedule attached to the replacement Note shall be the most recent aggregate outstanding principal balance appearing on the advance schedule attached to the replaced note.

            5. Prepayments. To the extent expressly permitted under the Facilities Agreements and the Adelson Intercreditor Agreement, the Makers shall have the right from time to time to prepay this Note, in whole or in part, together with accrued interest on the amount prepaid to the date of prepayment without penalty or premium. To the extent any Advance made under this Note is prepaid pursuant to this Section 5 or otherwise, the amounts so prepaid may not be reborrowed hereunder.

            6. Incorporation by Reference. The covenants of the Makers set forth in Articles 4 and 5 of the Subordinated Note Indenture (the "Subordinated
Note Indenture Covenants") are hereby incorporated in this Note by reference for the benefit of the Holder and deemed covenants of the Makers, and are made a part hereof as if herein set forth at length, mutatis mutandis, provided that where applicable (i) Note shall be substituted for "Senior Subordinated Notes,"
(ii) Makers shall be substituted for "Issuers" and (iii) Holder shall be substituted for "Paying Agent" and "Senior Subordinated Note Trustee." The foregoing to the contrary notwithstanding, to the extent any Subordinated Note Indenture Covenant is amended or waived, after the effective date of such amendment or waiver, such Subordinated Note Indenture Covenant shall be deemed amended or waived for all purposes of this Note.

            7.    Unconditional Obligations; Fees; Waivers, Etc.

                  7.1   The obligations to make the payments provided for in

this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever.

                  7.2 The Holder's rights to institute any action or enforce any rights under this Note shall, in all cases, be subject to the limitations set forth in the Adelson Intercreditor Agreement.

                  7.3 Subject to Section 7.2, if the holder of this Note shall institute any action to enforce the collection of principal of and/or interest on this Note, there shall be immediately due and payable from the Makers, in addition to the then unpaid principal amount of and interest on this Note, all reasonable costs and expenses incurred by the holder of this Note in connection therewith, including reasonable attorneys' fees and disbursements.

                  7.4 No forbearance, indulgence, delay or failure to exercise any right or remedy with respect to this Note shall operate as a waiver, nor as an acquiescence in any default. No single or partial exercise of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

                  7.5 This Note may not be modified or discharged orally, but only in writing duly executed by the holder hereof.

                  7.6 The Makers hereby waive presentment, demand, notice of dishonor, protest and notice of protest.

            8.    Subordination.

                  8.1 Subordination Agreement. Notwithstanding any provision to the contrary set forth herein, the Holder and the Makers agree that the payment of principal of and interest on this Note, and any other amounts payable with respect thereto, is subordinated to the prior payment in full (whether at maturity, by prepayment, by acceleration or otherwise) of any and all Senior Debt in the same manner as the 14 1/4% Senior Subordinated Notes due 2005 (the "Subordinated Notes") are subordinated to Senior Debt. The Holder and the Makers also agree that no payment of, on, or on account of the indebtedness so subordinated shall be made except if permitted under the Adelson Intercreditor Agreement and only except to the extent that LVSI and Venetian are or would be permitted to make a payment upon or in respect of the Senior Subordinated Notes, provided, that such payment may only be made in the same manner as is permitted, or would be permitted, to be made in respect of the Senior Subordinated Notes in an amount pro rata (in accordance with outstanding principal amounts) with the amount permitted or that would be permitted to be paid on the Senior Subordinated Notes. Except as permitted by the Adelson Intercreditor Agreement, the Holder further agrees not to demand, receive or accept any such payment until all Senior Debt has been paid in full in cash or cash equivalents.

            In the event that, notwithstanding the foregoing provisions, any payment shall be received by the Holder on account of principal of or interest on or other amounts payable with respect to this Note in contravention of the foregoing provisions, such payment shall be held in trust for the benefit of the holders of the Senior Debt and shall, to the extent that at such time all Senior Debt has not been paid in full in cash or cash equivalents, be paid over to the holders of the Senior Debt, for application to the payment of the Senior Debt until all such Senior Debt shall have been paid in full.

            For purposes of this Note the provisions of Article 10 of the Subordinated Notes Indenture shall be deemed to apply whether or not such indenture remains in effect and following any and termination thereof, references therein to the Subordinated Notes shall be deemed to be references to this Note; references to the Paying Agent or Senior Subordinated Note Trustee shall be deemed to be references to the holder of this Note; and references to the Issuers shall be deemed to be references to the Makers.

                  8.2 Dissolution, Etc. In the event of any dissolution, winding-up, liquidation or reorganization of the Makers (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Makers or otherwise):

                        (a) the holders of the Senior Debt shall be entitled to receive payments in full in cash or cash equivalents of all such Senior Debt (including interest accruing on such Senior Debt after the commencement of a bankruptcy case or proceeding at the contract rate whether or not a claim for such interest is an allowed claim in such case or proceeding) before the Holder is entitled to receive any payment on account of the principal of or interest on or any other amounts payable in respect of this Note;

                        (b) any payment or distribution of assets of the Makers of any kind or character, whether in cash, property or securities, to which the Holder would be entitled, except for the subordination provisions set forth herein, shall be paid by the Maker, or any receiver, trustee in bankruptcy, liquidating trustee or agent or other person making such payment or distribution directly to the holders of Senior Debt, to the extent necessary to make payment in full of all Senior Debt remaining unpaid; and

                        (c) in the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Makers of any kind or character shall be received by the Holder on account of principal of or interest on or other amounts payable in respect of this Note before all Senior Debt (including, as applicable, interest accruing on, or original issue discount accreting with respect to, such Senior Debt after the commencement of a bankruptcy case or proceeding at the contract rate whether or not such interest is an allowed claim in such proceeding) are paid in full in cash or cash equivalents, or effective provision is made for their payment, such payment or distribution shall be received in trust and shall, to the extent that at such time all Senior Debt has not been paid in full in cash or cash equivalents, be paid over to holders of Senior Debt, for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full.

            The consolidation of the Makers with, or the merger of the Makers into, another entity in accordance with the provisions of Article 5 of the Subordinated Note Indenture, shall not be deemed a dissolution, winding-up, liquidation or reorganization for purpose of these subordination provisions.

                        (d) Notwithstanding anything to the contrary contained herein, the rights of the Holder under this Note are hereby made expressly subject to the terms and provisions of the Adelson Intercreditor Agreement. Any assignee of, or successor to, the Holder's interest under the Note shall agree to become bound by the provisions of the Adelson Intercreditor Agreement.

                  8.3 Subrogation. Subject to the payment in full in cash or cash equivalents of all Senior Debt, the Holder shall be subrogated to the rights of the holders of the Senior Debt (except that the Holder shall not be subrogated to the position of a secured creditor until payment in full of all Senior Debt), or their respective representatives, to receive payments or distributions of assets of the Makers applicable to the Senior Debt until all amounts owing on this Note shall be paid in full, and for the purpose of such subrogation, no payments or distributions to the holders of the Senior Debt, or their respective representatives, as the case may be, by or on behalf of the Makers or by or on behalf of the Holder, which otherwise would have been made to the Holder shall, as between the Makers and their creditors, be deemed to be payment by the Makers to or on account of the holders of the Senior Debt, or their respective representatives, as the case may be, it being understood that these subordination provisions are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the holders of the Senior Debt and their respective representatives, on the other hand.

                  8.4 Obligation to Pay Unconditional. Except as expressly provided herein, nothing is intended to or shall impair, as between the Makers and the Holder, the obligation of the Makers, which is absolute and unconditional, to pay to the Holder the principal of and interest on this Note as and when the same shall become due and payable in accordance with its terms.

            9.    Events of Default.

                  9.1 Subject to the provisions of Sections 7.2 and 9.2 hereof, upon the happening of an Event of Default, and while such Event of Default is continuing, the Holder may, by written notice to the Makers and subject to applicable cures and waivers, declare this Note immediately due and payable, whereupon the principal of, the interest on, and any other amount owing under, this Note shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Makers; provided, that the Holder may not accelerate the obligations under this Note unless the obligations under the Subordinated Note Indenture have been accelerated. Notwithstanding the foregoing, if an Event of Default specified in Section 6.01(i) or (j) of the Subordinated Note Indenture occurs, the principal of, the interest on, and any other amount owing under, this Note shall be due and payable immediately without further action or notice.

                  9.2 The provisions of Section 9.1 to the contrary notwithstanding, in the event an Event of Default under the Subordinated Note Indenture shall be waived or cured, then the related Event of Default under this Note shall be deemed waived or cured, as the case may be, for all purposes of this Note. To the extent the maturity of and payments due under this Note shall have been accelerated as a result of any Event of Default that is deemed waived or cured, such indebtedness shall cease to be accelerated and all terms of this Note shall continue to be in effect as if no acceleration occurred.

            10. Suits for Enforcement and Remedies. Subject to provisions of Sections 7.2 and 9.2 hereof, if any one or more Events of Default shall occur and be continuing, the Holder may proceed to protect and enforce the Holder's rights either by suit in equity or by action at law, or both, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the Holder. No right or remedy herein or in any other agreement or instrument conferred upon the Holder is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

            11. Notices. All notices, requests, demands and other communications required or delivered under this Note shall be in writing (which shall include notice by facsimile transmission) and shall be deemed to have been made and received when personally served, or when delivered by overnight courier service, expenses prepaid, or, if sent by facsimile, deemed delivered on the date sent if received prior to 5:00 p.m. on such date or deemed to be delivered the day following the date sent if delivered after 5:00 p.m. on the date sent, addressed as set forth below:

            If to Makers:     Venetian Casino Resort, LLC
                              3355 Las Vegas Boulevard South
                              Room 1C
                              Las Vegas, Nevada  89109
                              Attention:  General Counsel
                              Facsimile:  (702) 733-5499

                              Grand Canal Shops Mall Construction, LLC
                              3555 Las Vegas Boulevard South
                              Room 1G
                              Las Vegas, Nevada  89109
                              Attention:  General Counsel
                              Facsimile:  (702) 733-5499

            If to Holder:     Sheldon G. Adelson
                              c/o Las Vegas Sands, Inc.
                              3355 Las Vegas Boulevard South
                              Room 1A
                              Las Vegas, Nevada  89109
                              Attention:
                              Facsimile:  (702) 733-5499

            12.   Assignment; Release.

                  12.1 Except as provided in Section 12.2 hereof, this Note may not be assigned by the Makers without the prior written consent of the Holder, which consent the Holder may withhold in its sole discretion.

                  12.2 If, pursuant to the Sale and Contribution Agreement, the Mall Collateral is transferred to the Mall Subsidiary (including any successor to the rights of the Mall Subsidiary under the Sale and Contribution Agreement, a

"Permitted Assignee") and this Note is not repaid in full upon such transfer because the Permitted Assignee shall have elected to not fund its entire purchase price in cash, then the Maker shall, without the consent of the Holder, be deemed to have assigned and delegated their obligations under this Note to such Permitted Assignee; the Permitted Assignee shall be deemed to have assumed all liability under this Note; and the Makers shall be automatically and entirely released and discharged of all liability under this Note. Each Holder of this Note expressly consents to such release and discharge in such event. Upon such assignment and assumption, (i) the terms of this Note shall be automatically amended such that the terms of this Note are equivalent to those of the Tranche B Take-Out Loan, and (ii) the Permitted Assignee shall agree to execute and deliver an amendment to this Note to give effect to the provisions of the foregoing clause (i) and to execute all documents necessary in connection therewith.

            13.   Miscellaneous.

                  13.1 The holder of this Note shall have no recourse against any member of the Maker.

                  13.2 If any payment hereunder falls due on a Saturday, Sunday or any other day on which commercial banks in New York City are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding Business Day.

                  13.3 The headings of the various Sections of this Note are for convenience of reference only and shall in no way modify any of the terms or provisions of this Note.

                  13.4 The holders of Designated Senior Debt shall be express third party beneficiaries of the provisions of this Note relating to the subordination and the deferral or accrual of interest payments and the maturity date of the Notes. Except for the assumption of this Note and the amendments provided for under Section 12.2, no such provisions may be amended without the consent of a majority of the principal amount of each class of Designated Senior Debt.

                           [continued on next page]

                  13.5 This Note and the obligations of the Maker and the rights of the holder hereof shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments made and to be performed entirely within such State.

                        VENETIAN CASINO RESORT, LLC

                        By:   Las Vegas Sands, Inc., its managing member

                              By: /s/ David Friedman
                                  ------------------
                                    Name:  David Friedman
                                    Title: Secretary

                        GRAND CANAL SHOPS MALL CONSTRUCTION, LLC

                        By:   Venetian Casino Resort, LLC,
                               its sole member

                        By:   Las Vegas Sands, Inc., its managing member

                        By: /s/ David Friedman
                            ------------------
                              Name:  David Friedman
                              Title: Secretary

The undersigned hereby agrees to the provisions of Section 12.2 hereof on this 14 day of November, 1997.

                        GRAND CANAL SHOPS MALL, LLC

                        By:   Grand Canal Shops Mall Holding Company,
                                 LLC, its sole member

                        By:   Mall Intermediate Holding Company,
                              its sole member

                        By:   Venetian Casino Resort, LLC,
                              its sole member

                        By:   Las Vegas Sands, Inc.,
                              its managing member

                        By: /s/ David Friedman
                            ------------------
                              Name:  David Friedman
                              Title: Secretary

Schedule I

ADVANCES AND PAYMENTS OF PRINCIPAL

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|          |               |    Amount of     |                   |            |
|          |   Amount of   |  Principal Paid  |  Unpaid Principal |  Notation  |
|   Date   |    Advance    |   or Prepaid     |      Balance      |   Made by  |
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